UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06624

Nuveen New York Select Tax-Free Income Portfolio
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 September 2020

# Nuveen Municipal Closed-End Funds

| | |
|---|---|
| **NXP** | Nuveen Select Tax-Free Income Portfolio |
| **NXQ** | Nuveen Select Tax-Free Income Portfolio 2 |
| **NXR** | Nuveen Select Tax-Free Income Portfolio 3 |
| **NXC** | Nuveen California Select Tax-Free Income Portfolio |
| **NXN** | Nuveen New York Select Tax-Free Income Portfolio |

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout.
A renewed increase in COVID-19 cases in multiple areas, including an outbreak affecting President Trump and White House staffers and contacts, showed that controlling the spread of the novel coronavirus remains an ongoing public health concern as economies reopen and social activities resume. In the meantime, medical knowledge is improving and some areas have been able to implement much narrower restrictions when infection clusters have recurred. This, along with government stimulus, has helped an economic recovery gain traction, with a significant recovery in jobs, consumer spending, manufacturing and other indicators from their weakest levels. Additionally, progress toward a vaccine and treatments has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, but the course of the virus and policy goals of the presumptive Biden administration – and their implications for the U.S. economic recovery – will continue to shape sentiment.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators.
Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional stimulus measures are expected after the election, even if control of Congress remains divided. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $882 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
November 20, 2020

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC, the Funds’ investment adviser. Portfolio managers Michael S. Hamilton and Scott R. Romans, PhD, discuss key investment strategies and the six-month performance of the Nuveen Select Portfolios (the “Funds”). Michael has managed the three national Funds since 2016, while Scott has managed NXC since 2003 and NXN since 2011.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S. and Europe, have seen an uptick in infection rates after reopening, which prompted tightening coronavirus restrictions in some areas. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. Amid these challenges, the pace of recovery appeared to be moderating and short-term market volatility has picked up again.
The initial market response was severe, but the responses from central banks and governments to ease the strain on financial systems, businesses and individuals, as well as positive vaccine news, have helped markets bounce back from the depths of the crisis. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage the Funds during the six-month reporting period ended September 30, 2020?
Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations. Under normal market conditions, NXC and NXN invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Funds may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Portfolio Manager’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax. The Fund may use inverse floating rate securities (or tender option bond financing) to more efficiently implement its investment strategy to create up to 10% effective leverage.
During the six-month reporting period, the municipal market continued to recover from the liquidity-driven sell-off in March 2020 (prior to the beginning of this reporting period). As the economic shock caused by COVID-19 containment measures was becoming apparent in March 2020, financial markets including U.S. municipal bonds responded dramatically. Interest rate volatility spiked, municipal bond prices severely dislocated from Treasury bond prices and municipal credit spreads widened to levels significantly above the long-term average. Quick intervention from the government and the Federal Reserve (Fed) brought stability to the municipal market, supporting a rebound in the high grade segments of the municipal bond market. Lower rated, higher yielding municipal bonds, however, were slower to rebound, as these credits are more typically found in sectors more affected by the COVID-19 crisis, including transportation, lodging, convention centers, hospitals, senior living facilities and higher education.
Despite the elevated volatility in March and April 2020, interest rates ended the six-month reporting period down slightly from the beginning of the reporting period. A sharper fall in short-term rates, driven by the Fed moving its benchmark target rate to zero, steepened the yield curve. Demand for municipal bonds began to recover, with investor inflows resuming a positive trend after the March-April 2020 sell-off, including in high yield municipal bonds. Issuance also approached more normal levels by the end of the reporting period. Notably, taxable municipal bonds’ share of issuance has risen meaningfully over the past year, which has increased the scarcity value of tax-exempt municipal bonds. Supply-demand conditions have therefore remained favorable for municipal bonds, helping credit spreads to narrow from the widest levels seen during the COVID-19 crisis volatility.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. For the three national Funds, NXP, NXQ and NXR, we reinvested the proceeds from maturing bonds and variable rate demand notes that we held when prevailing rates were higher. We bought bonds across a diverse group of sectors, mainly in maturities of 15 years and longer but also a smaller amount of shorter maturity (4 years and shorter) bonds. These bonds were trading at attractive relative values due to the coronavirus-driven downturn in the market. We added New York MTA (Metropolitan Transportation Authority), which was under short-term pressure due to declining ridership during the pandemic but we believe has the potential to be resilient over the long term. NXC mainly bought lower rated, higher yielding debt, with net additions to tobacco securitization, tax supported and COFINA bonds. New purchases were funded with the cash flow from called and maturing bonds and from selectively selling high quality, low yielding debt. NXN added to health care credits and local general obligation (GO) debt, bought mostly with the proceeds from bond calls and maturities.
Additionally, the reporting period provided a favorable backdrop for executing tax-loss swaps. This strategy entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. We implemented this approach to enhance the Funds’ income earning capability and seek to make the Funds more tax efficient. Using this strategy, NXP, NXQ and NXR exchanged some Illinois state GOs, NXC exchanged some COFINA positions and NXN exchanged structures within transportation (MTA bonds), airports and leased terminals backed by airlines.

How did the Funds perform during the six-month reporting period ended September 30, 2020?
The tables in the Funds’ Performance Overview and Holding Summaries section of this report provide the Funds’ total return for the six-month, one-year, five-year and ten-year periods ended September 30, 2020. The Funds’ total returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six months ended September 30, 2020, the total returns on common share NAV for NXC outperformed the national S&P Municipal Bond Index’s return and the California state index’s returns, and NXN underperformed the national S&P Municipal Bond Index’s return and outperformed the New York state index’s returns. For the three national Funds, NXP and NXQ outperformed and NXR performed in line with the national S&P Municipal Bond Index during the six-month reporting period.
The factors affecting performance during this reporting period included duration and yield curve positioning, credit ratings allocations and sector positioning. In addition, the use of leverage through inverse floating rate securities affected the performance of NXN. The other Funds did not use leverage in this reporting period.
NXC, NXP, NXQ and NXR were favorably positioned along the yield curve for the curve steepening that occurred in this reporting period. As interest rates declined in this reporting period, longer duration bonds outperformed shorter durations. NXP was most helped by an overweight to 12 years and longer durations. NXQ benefited from both an overweight to 6 years and longer durations and an underweight to 4 years and shorter durations. NXR was aided by an overweight to 12 years and longer durations and an underweight to 8 years and shorter durations. NXC and NXN also held favorable overweights to long duration bonds. However, NXN’s overweight to the underperforming short end of the yield curve detracted from performance, outweighing the benefit of the overweight to the long end.
A substantial recovery in credit spreads during this reporting period helped lower rated bonds outperform the highest credit quality (AAA and AA rated) bonds. NXP and NXR’s credit quality positioning was disadvantageous, as the overweight to AA rated bonds with effective durations of 12 years or more was a drag on performance. Although each Fund’s long duration positioning was favorable overall, AA rated bonds at the long end of the curve lagged. NXQ fared better, with a beneficial underweight to high grade debt and overweight to bonds rated A and lower. NXQ and NXR held an underweight to non-rated bonds, which detracted from relative performance, as non-rated bonds performed well. For NXC, credit positioning was the largest positive contributor to relative performance, mainly due to overweight allocations to B rated and non-rated credit, which outperformed, while an underweight to the underperforming AA segment was also beneficial. However, the underperformance of BB rated bonds detracted slightly, as NXC held an overweight there. NXN was favorably positioned with overweight allocations to BBB and BB rated credit and an underweight to AA rated bonds.
On a sector basis, the three national Funds were boosted by an overweight to the tax supported sector, especially long duration dedicated tax bonds such as COFINAs and Guam business tax. In NXP, these gains were offset by an underweight to industrial development revenue (IDR) bonds, which detracted, resulting in an overall neutral impact to NXP’s performance. NXQ also benefited from allocations in higher education (particularly long duration bonds), transportation (especially long dated toll roads) and utilities (namely Salt Verde Prepay Gas bonds). However, NXQ’s underweight to the IDR sector was a slight detractor. NXR’s health care exposure, particularly durations of 4 to 6 years and 8 to 10 years, added value, but an underweight to the IDR sector partially detracted from performance. NXC’s sector allocations were an overall negative influence on relative performance. The California Fund’s significant underweight to local GOs and underweight to the IDR sector were unfavorable to relative performance. Slightly offsetting the underperformance was an overweight to the utilities sector, which outperformed. NXN’s sector positioning had a positive impact overall, mainly due to underweight allocations to the underperforming tax supported and health care sectors.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of September 30, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXP	NXQ	NXR	NXC	NXN
April 2020	$0.0455	$0.0420	$0.0435	$0.0437	$0.0395
May	0.0455	0.0420	0.0435	0.0437	0.0395
June	0.0455	0.0420	0.0435	0.0437	0.0395
July	0.0455	0.0420	0.0435	0.0437	0.0395
August	0.0455	0.0420	0.0435	0.0437	0.0395
September 2020	0.0455	0.0420	0.0435	0.0437	0.0395
Total Distributions from Net Investment Income	$0.2730	$0.2520	$0.2610	$0.2622	$0.2370

Yields
Market Yield*	3.27%	3.36%	3.18%	3.28%	3.62%
Taxable-Equivalent Yield*	5.48%	5.61%	5.35%	7.14%	7.18%

*  Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 40.8%, 40.8%, 40.8%, 54.1% and 49.6% for NXP, NXQ, NXR, NXC and NXN, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedendfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of September 30, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Common shares cumulatively repurchased and retired	—	—	—	—	—
Common shares authorized for repurchase	1,655,000	1,770,000	1,300,000	635,000	390,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of September 30, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Common share NAV	$16.13	$15.41	$16.61	$15.79	$14.22
Common share price	$16.69	$14.98	$16.40	$16.01	$13.08
Premium/(Discount) to NAV	3.47%	(2.79)%	(1.26)%	1.39%	(8.02)%
6-month average premium/(discount) to NAV	(1.13)%	(2.85)%	(3.10)%	(0.43)%	(7.72)%

Risk Considerations
Risk Considerations
Fund common shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Tax-Free Income Portfolio (NXP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXP.
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXQ.
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXR.
Nuveen California Select Tax-Free Income Portfolio (NXC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXC.

Nuveen New York Select Tax-Free Income Portfolio (NXN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXN.

NXP	Nuveen Select Tax-Free Income Portfolio Performance Overview and Holding Summaries as of September 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXP at Common Share NAV	4.04%	3.71%	5.20%	5.39%
NXP at Common Share Price	13.44%	9.89%	8.19%	5.23%
S&P Municipal Bond Index	3.78%	3.85%	3.80%	4.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.2%
Common Stocks	0.3%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.0%
AAA	4.1%
AA	40.4%
A	26.4%
BBB	11.9%
BB or Lower	6.2%
N/R	2.7%
N/A	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	32.4%
Tax Obligation/General	16.3%
Transportation	11.9%
Health Care	11.7%
U.S. Guaranteed	7.8%
Education and Civic Organizations	7.1%
Other	12.8%
Total	100%

States and Territories
(% of total municipal bonds)
California	16.4%
Texas	10.6%
New Jersey	10.3%
Illinois	9.6%
Colorado	6.6%
Connecticut	5.4%
Washington	3.9%
Massachusetts	3.8%
Missouri	2.9%
Virginia	2.7%
Guam	2.6%
Iowa	2.5%
Arizona	2.4%
Oregon	2.2%
Other	18.1%
Total[1]	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Performance Overview and Holding Summaries as of September 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXQ at Common Share NAV	4.23%	3.61%	4.84%	5.28%
NXQ at Common Share Price	7.22%	3.44%	6.51%	4.78%
S&P Municipal Bond Index	3.78%	3.85%	3.80%	4.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.3%
Common Stocks	0.3%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.4%
AAA	3.6%
AA	31.5%
A	33.6%
BBB	16.5%
BB or Lower	5.6%
N/R	2.5%
N/A	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.5%
Tax Obligation/General	20.9%
Transportation	17.6%
Health Care	13.3%
U.S. Guaranteed	6.4%
Education and Civic Organizations	5.9%
Utilities	5.8%
Other	7.6%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.7%
Illinois	10.0%
Texas	9.9%
Colorado	8.5%
Massachusetts	5.7%
Arizona	4.8%
Washington	4.8%
Florida	3.9%
Connecticut	3.3%
Pennsylvania	3.0%
New Jersey	2.5%
Guam	2.4%
Wisconsin	2.4%
Indiana	2.4%
Virginia	2.0%
Other	18.7%
Total[1]	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NXR	Nuveen Select Tax-Free Income Portfolio 3 Performance Overview and Holding Summaries as of September 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXR at Common Share NAV	3.71%	4.02%	5.34%	5.58%
NXR at Common Share Price	8.24%	5.36%	7.37%	5.10%
S&P Municipal Bond Index	3.78%	3.85%	3.80%	4.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.1%
Common Stocks	0.4%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	13.7%
AAA	1.4%
AA	34.3%
A	25.7%
BBB	16.2%
BB or Lower	5.0%
N/R	3.4%
N/A	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	27.2%
Tax Obligation/General	21.1%
U.S. Guaranteed	14.4%
Transportation	10.9%
Health Care	7.3%
Water and Sewer	6.3%
Education and Civic Organizations	5.1%
Other	7.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	25.5%
Texas	9.3%
Illinois	9.0%
Massachusetts	7.2%
Pennsylvania	4.8%
Washington	4.5%
Connecticut	3.7%
Ohio	3.6%
Virginia	3.0%
New Jersey	3.0%
Colorado	3.0%
Puerto Rico	2.3%
Florida	1.7%
Other	19.4%
Total[1]	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NXC	Nuveen California Select Tax-Free Income Portfolio Performance Overview and Holding Summaries as of September 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXC at Common Share NAV	4.05%	3.92%	4.65%	5.59%
NXC at Common Share Price	12.27%	5.33%	5.13%	6.19%
S&P Municipal Bond California Index	3.95%	4.00%	3.88%	4.53%
S&P Municipal Bond Index	3.78%	3.85%	3.80%	4.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.1%
Other Assets Less Liabilities	0.9%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.5%
Puerto Rico	1.4%
Virgin Islands	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	23.5%
Tax Obligation/Limited	18.7%
Water and Sewer	12.2%
Transportation	11.8%
Health Care	10.0%
U.S. Guaranteed	8.9%
Utilities	8.8%
Other	6.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.1%
AAA	15.3%
AA	43.7%
A	17.6%
BBB	6.0%
BB or Lower	6.3%
N/R	5.0%
Total	100%

NXN	Nuveen New York Select Tax-Free Income Portfolio Performance Overview and Holding Summaries as of September 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXN at Common Share NAV	3.36%	2.02%	3.54%	3.96%
NXN at Common Share Price	5.28%	(1.83)%	3.48%	3.27%
S&P Municipal Bond New York Index	2.78%	2.51%	3.35%	3.72%
S&P Municipal Bond Index	3.78%	3.85%	3.80%	4.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.3%
Other Assets Less Liabilities	2.7%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	95.2%
Guam	2.2%
Virgin Islands	1.7%
Puerto Rico	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.9%
Transportation	19.1%
Education and Civic Organizations	13.9%
Water and Sewer	10.0%
U.S. Guaranteed	9.0%
Utilities	7.6%
Tax Obligation/General	7.6%
Other	12.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.0%
AAA	14.8%
AA	41.7%
A	7.3%
BBB	12.0%
BB or Lower	10.5%
N/R (not rated)	4.7%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held on August 5, 2020 for NXP, NXQ, NXR, NXC and NXN. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NXP	NXQ	NXR	NXC	NXN
	Common	Common	Common	Common	Common
	Shares	Shares	Shares	Shares	Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	13,957,273	15,539,546	11,505,084	5,311,217	3,370,490
Withhold	405,991	333,282	217,560	93,731	45,748
Total	14,363,264	15,872,828	11,722,644	5,404,948	3,416,238
Terence J. Toth
For	13,909,837	15,511,168	11,454,880	5,315,218	3,370,490
Withhold	453,427	361,660	267,764	89,730	45,748
Total	14,363,264	15,872,828	11,722,644	5,404,948	3,416,238
Robert L. Young
For	13,954,281	15,554,958	11,505,084	5,281,660	3,370,490
Withhold	408,983	317,870	217,560	123,288	45,748
Total	14,363,264	15,872,828	11,722,644	5,404,948	3,416,238

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.5%
	MUNICIPAL BONDS – 98.2%
	Alaska – 0.3%
$ 775	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	10/20 at 100.00	B3	$ 778,836
	Bonds, Series 2006A, 5.000%, 6/01/46
	Arizona – 2.4%
1,015	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	1,196,573
	4.000%, 7/01/47
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West,	3/21 at 100.00	BBB+	2,543,000
	Series 2011B-1&2, 5.250%, 3/01/39
160	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	BB	160,722
	Basis Schools, Inc Projects, Series 2017D, 3.000%, 7/01/22, 144A
255	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	AA–	274,423
	Basis Schools, Inc Projects, Series 2017F, 3.000%, 7/01/26
350	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	AA–	367,139
	Math & Science Projects, Series 2018A, 4.000%, 7/01/22
95	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	95,197
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,190,790
	Refunding Series 2016A, 5.000%, 1/01/38
500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/29 at 100.00	AA–	566,600
	Series 2019A, 4.000%, 1/01/44
5,875	Total Arizona			6,394,444
	Arkansas – 1.1%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas	No Opt. Call	Aa2	2,989,080
	Cancer Research Center Project, Series 2006, 0.000%, 7/01/46– AMBAC Insured
	California – 16.2%
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	3,505,818
	Election 2002 Series 2007, 0.000%, 8/01/31– AGM Insured
2,840	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	2,384,208
	Project, Series 1997C, 0.000%, 9/01/30– AGM Insured
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA– (4)	3,364,140
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
40	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	44,612
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	2,541,508
	System, Series 2013A, 5.000%, 7/01/33
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	1,832,528
	Series 2013I, 5.000%, 11/01/38
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	2,044,902
	Series 2009A, 0.000%, 5/01/34– AGM Insured
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	2,433,282
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28– AMBAC Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,937,161
	Bonds, Series 2006, 0.000%, 8/01/25– NPFG Insured
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation	No Opt. Call	A+	982,300
	Bonds, Refunding Series 2007, 0.000%, 8/01/23– NPFG Insured

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	$ 1,245,295
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,804,198
	Development Project, Series 1999, 0.000%, 8/01/29– AMBAC Insured
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (4)	1,356,328
	of Participation, Series 2006, 0.000%, 10/01/34– FGIC Insured (ETM)
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	6,307,600
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/33
1,350	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,554,120
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
675	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	824,472
	Subordinate Series 2019B, 5.000%, 7/01/38 (AMT)
1,800	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	Aa2	2,087,082
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	AA	1,898,536
	Election of 2006, Series 2006A, 0.000%, 11/01/28– FGIC Insured
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	10/20 at 100.00	B–	1,201,979
	Bonds, Series 2005A-1, 5.500%, 6/01/45
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	1,018,383
	Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30– AMBAC Insured
46,980	Total California			43,368,452
	Colorado – 6.5%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	510,470
	Improvement Series 2017, 5.000%, 12/01/21, 144A
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	1,976,334
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	165,727
	Series 2019A-1, 4.000%, 8/01/44
2,630	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	3,087,331
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
810	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2020A,	11/30 at 100.00	AA+	977,249
	4.000%, 11/15/45
660	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/37	12/30 at 100.00	Aa2	796,184
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,119,909
	2013B, 5.000%, 11/15/43
250	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	218,510
	9/01/29– NPFG Insured
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	6,216,500
	9/01/38– NPFG Insured
605	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,	9/24 at 100.00	A	689,174
	5.000%, 9/01/40
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	724,749
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/35
22,440	Total Colorado			17,482,137
	Connecticut – 5.3%
690	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	717,697
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
2,500	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A1	2,878,600
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A1	1,072,540
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,236,090

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 1,860	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	$ 2,098,229
	Series 2013A, 5.000%, 10/01/30
1,625	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	A+	1,875,900
	Series 2014A, 5.000%, 9/01/34
3,000	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	Aa2	3,434,430
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42
750	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	A+	888,877
12,425	Total Connecticut			14,202,363
	District of Columbia – 1.1%
1,975	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds,	10/22 at 100.00	AA+	2,164,225
	Subordinate Lien Series 2012A, 5.000%, 10/01/25
600	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	698,928
	Bonds, Series 2020A, 4.000%, 7/15/45
2,575	Total District of Columbia			2,863,153
	Florida – 0.6%
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	1,184,430
	10/01/49 (AMT)
470	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	572,089
	Series 2020B, 5.000%, 7/01/50
1,470	Total Florida			1,756,519
	Georgia – 0.6%
1,300	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,491,191
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 2.6%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	3,262,110
	5.000%, 11/15/39
1,650	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	BB	1,665,098
1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	1,936,898
	2013, 5.250%, 7/01/25
6,390	Total Guam			6,864,106
	Idaho – 1.2%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,288,750
	Series 2014A, 5.000%, 3/01/44
	Illinois – 9.4%
2,000	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	1,888,820
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/23– NPFG Insured
725	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	839,760
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	742,438
	Series 2011A, 5.000%, 12/01/41
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	816,004
	Refunding Series 2017C, 5.000%, 12/01/30
360	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	421,466
	Series 2016B, 6.500%, 12/01/46
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	42,997
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/28– FGIC Insured
880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB+	962,588
	6.000%, 1/01/38

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013:
$ 2,100	4.000%, 8/15/33	8/22 at 100.00	AA+	$ 2,204,202
2,245	5.000%, 8/15/43	8/22 at 100.00	AA+	2,368,902
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	287,258
	2013A, 6.000%, 7/01/43
2,070	Illinois State, General Obligation Bonds, Refunding September Series 2018B,	No Opt. Call	BBB–	2,194,366
	5.000%, 10/01/23
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois,	No Opt. Call	A2	975,510
	General Obligation Bonds, Series 2008, 0.000%, 2/01/24– AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29– NPFG Insured	No Opt. Call	BBB	1,317,090
45	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	39,569
765	0.000%, 6/15/30	No Opt. Call	BBB	573,345
6,070	0.000%, 12/15/31– NPFG Insured	No Opt. Call	BBB	4,268,788
5,000	0.000%, 12/15/36– NPFG Insured	No Opt. Call	BBB	2,829,700
1,775	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,096,382
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	341,378
	6.000%, 10/01/42
28,850	Total Illinois			25,210,563
	Indiana – 0.9%
1,250	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	1,431,687
	Series 2015A, 5.000%, 10/01/45
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/24 –	No Opt. Call	AA	979,080
	AMBAC Insured
2,250	Total Indiana			2,410,767
	Iowa – 2.5%
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	11/20 at 104.00	BB–	739,195
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	877,601
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	11/20 at 100.00	B–	1,014,730
	5.375%, 6/01/38
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	11/20 at 100.00	B–	4,058,920
	5.600%, 6/01/34
6,540	Total Iowa			6,690,446
	Kentucky – 1.0%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A2	2,564,125
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46
	Massachusetts – 3.8%
1,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	1,198,870
	2018J-2, 5.000%, 7/01/43
1,625	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,771,266
	5.000%, 11/01/43
200	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	213,768
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+	2,965,925
	Series 2019A, 5.000%, 2/15/49
2,415	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge	6/27 at 100.00	AA+	2,933,307
	Program, Series 2017A, 5.000%, 6/01/47
975	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2011C,	8/21 at 100.00	AA+ (4)	1,016,428
	5.250%, 8/01/42 (Pre-refunded 8/01/21)
8,715	Total Massachusetts			10,099,564

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 0.1%
$ 355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (4)	$ 386,513
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
	Missouri – 2.8%
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
1,165	0.000%, 4/15/23– AMBAC Insured	No Opt. Call	AA	1,146,139
5,000	0.000%, 4/15/30– AMBAC Insured	No Opt. Call	AA–	4,246,550
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	2,194,020
	CoxHealth, Series 2013A, 5.000%, 11/15/38
8,165	Total Missouri			7,586,709
	Nevada – 0.1%
275	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	318,084
	Series 2017A, 5.000%, 9/01/37
	New Hampshire – 0.5%
1,250	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,336,413
	Management Inc Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 10.2%
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,044,105
	Replacement Project, Series 2013, 5.125%, 1/01/39– AGM Insured (AMT)
1,035	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	1,050,784
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,380	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	BBB+	1,528,709
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23
260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	297,143
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/29– AGM Insured
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	AA	23,249,450
	Series 2006C, 0.000%, 12/15/34– AGM Insured
38,615	Total New Jersey			27,170,191
	New Mexico – 1.3%
1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation	9/25 at 100.00	Aa3	1,215,370
	Bonds, School Building Series 2015, 5.000%, 9/01/28
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	10/20 at 100.00	N/R	1,020,840
	Series 2007A, 5.250%, 9/01/42 (AMT)
1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series	6/26 at 100.00	AA–	1,188,066
	2016A, 4.500%, 6/01/36
3,035	Total New Mexico			3,424,276
	New York – 1.5%
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
25	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	25,474
475	5.250%, 2/15/47	2/21 at 100.00	Aa2	482,828
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	No Opt. Call	A+	1,047,770
	Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48 (Mandatory Put 11/15/24)
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A+	1,126,488
	Series 2002D-1, 5.000%, 11/01/27
780	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	786,802
	Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42
500	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	512,690
	5.000%, 6/01/24
3,880	Total New York			3,982,052

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 2.1%
$ 230	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	$ 251,588
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	383,252
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	2,171,631
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A,	11/20 at 100.00	A	1,509,975
	5.750%, 11/15/21
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3 (4)	1,229,755
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,250
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (5)
6,170	Total Ohio			5,547,451
	Oklahoma – 0.2%
435	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	505,231
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 2.2%
590	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	733,606
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
395	Beaverton, Oregon, Special Revenue Bonds, Series 2020A, 4.000%, 6/01/37	6/30 at 100.00	Aa3	474,265
515	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	535,832
	Willamette View Project, Series 2017A, 4.000%, 11/15/23
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	562,620
750	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza,	No Opt. Call	BBB	782,737
	Inc, Refunding Series 2012, 5.000%, 12/01/22
1,365	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,555,199
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	A–	1,130,570
	2016B, 5.000%, 10/01/40
5,115	Total Oregon			5,774,829
	Pennsylvania – 1.5%
1,225	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,362,396
	5.000%, 1/01/37
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,197,570
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	559,429
295	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	297,354
640	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	645,158
3,715	Total Pennsylvania			4,061,907
	Puerto Rico – 1.3%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
1,500	4.750%, 7/01/53	7/28 at 100.00	N/R	1,563,765
900	5.000%, 7/01/58	7/28 at 100.00	N/R	953,631
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,021,670
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
3,400	Total Puerto Rico			3,539,066

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 10.5%
$ 2,795	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	$ 3,251,871
	Lien Series 2016, 5.000%, 6/15/46
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (4)	253,608
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
110	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	126,701
	5.000%, 1/01/33
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+ (4)	6,438,649
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,466,137
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
480	0.000%, 11/15/30– NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	419,741
2,935	0.000%, 11/15/30– NPFG Insured	No Opt. Call	Baa2	2,076,395
4,230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	Baa2	1,951,764
	0.000%, 11/15/35– NPFG Insured
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 61.17	AA	1,811,809
	Lien Series 2001A, 0.000%, 11/15/38– NPFG Insured
2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	Baa1	2,264,882
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
150	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	158,853
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	2,414,240
	Appreciation Series 2008I, 6.500%, 1/01/43
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	5,418,450
	Series 2012, 5.000%, 12/15/26
31,040	Total Texas			28,053,100
	Virginia – 2.6%
960	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	1,060,282
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	2,582,460
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,052,120
650	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	694,752
1,565	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,639,165
6,175	Total Virginia			7,028,779
	Washington – 3.9%
385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	456,075
	4/01/44 (AMT)
980	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+ (4)	993,152
	Research Center, Series 2011A, 5.625%, 1/01/35 (Pre-refunded 1/01/21)
1,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A1	1,110,260
	Bonds, Series 2018, 5.000%, 7/01/58
2,855	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	Aaa	3,365,816
	5.000%, 2/01/37
2,060	Washington State, General Obligation Bonds, Various Purpose Series 2016A-1,	8/25 at 100.00	Aaa	2,461,000
	5.000%, 8/01/39
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	Aaa	1,971,243
	12/01/27– NPFG Insured
9,395	Total Washington			10,357,546

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.6%
$ 1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	$ 1,630,860
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	Wisconsin – 1.3%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	1,715,390
	Inc, Series 2012, 5.000%, 6/01/39
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	1,767,195
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
3,145	Total Wisconsin			3,482,585
$ 284,305	Total Municipal Bonds (cost $224,308,732)			262,640,088

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
32,258	Energy Harbor Corp (7), (8)	$ 741,934
	Total Common Stocks (cost $899,914)	741,934
	Total Long-Term Investments (cost $225,208,646)	263,382,022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4%
	MUNICIPAL BONDS – 0.4%
	Florida – 0.4%
$ 1,305	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	11/20 at 104.00	N/R	$ 1,143,076
	Virgin Trains USA Passenger Rail Project , Variable Rate Demand Obligations, Series 2019A, 6.250%,
	1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (9)
$ 1,305	Total Short-Term Investments (cost $1,305,000)			1,143,076
	Total Investments (cost $226,513,646) – 98.9%			264,525,098
	Other Assets Less Liabilities – 1.1%			2,857,248
	Net Assets Applicable to Common Shares – 100%			$ 267,382,346

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)
Common Stock received as part of the bankruptcy settlement for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.6%
	MUNICIPAL BONDS – 98.3%
	Alaska – 0.4%
$ 1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	10/20 at 100.00	B3	$ 1,000,300
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 4.8%
1,015	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	1,196,573
	4.000%, 7/01/47
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West,	3/21 at 100.00	BBB+	2,543,000
	Series 2011B-1&2, 5.250%, 3/01/39
95	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	95,197
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,190,790
	Refunding Series 2016A, 5.000%, 1/01/38
1,950	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,313,909
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,250	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/25 at 100.00	A1	1,444,175
	Series 2015A, 5.000%, 7/01/34
1,160	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	1,200,913
	Project, Series 2012, 5.000%, 6/01/42
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	3,039,525
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
11,220	Total Arizona			13,024,082
	California – 15.6%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	6,486,810
	Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41– AGC Insured
45	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	50,189
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds,	No Opt. Call	AA	2,266,004
	Series 2002, 0.000%, 8/01/27– AGM Insured
3,290	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	3,217,916
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24–
	NPFG Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,937,161
	Bonds, Series 2006, 0.000%, 8/01/25– NPFG Insured
1,495	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	1,177,238
	Obligation Bonds, Series 2007, 0.000%, 8/01/33– FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,245,295
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	712,039
	Series 2009C, 6.500%, 11/01/39
1,195	Palmdale School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA	1,088,800
	Series 2003, 0.000%, 8/01/28– AGM Insured
4,620	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	4,439,173
	Election of 2004, Series 2007A, 0.000%, 8/01/24– NPFG Insured
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,812,864
	Development Project, Series 1999, 0.000%, 8/01/29– AMBAC Insured
2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (4)	1,994,600
	of Participation, Series 2006, 0.000%, 10/01/34– FGIC Insured (ETM)

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	A2	$ 2,622,705
	Obligation Bonds, Series 2007, 0.000%, 7/01/25– AGM Insured
1,395	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,605,924
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
1,305	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	1,589,216
	Subordinate Series 2019B, 5.000%, 7/01/39 (AMT)
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation	No Opt. Call	AA	5,194,092
	Bonds, Series 2007C, 0.000%, 8/01/30
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	10/20 at 100.00	B–	2,092,147
	Bonds, Series 2005A-1, 5.500%, 6/01/45
49,185	Total California			42,532,173
	Colorado – 8.4%
540	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	590,992
	Series 2019A-2, 4.000%, 8/01/49
1,580	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	1,854,746
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,190	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2020A,	11/30 at 100.00	AA+	1,435,711
	4.000%, 11/15/45
445	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/38	12/30 at 100.00	Aa2	534,877
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,119,909
	2013B, 5.000%, 11/15/43
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24– NPFG Insured	No Opt. Call	A	4,995,463
8,100	0.000%, 9/01/29– NPFG Insured	No Opt. Call	A	7,079,724
4,475	0.000%, 9/01/33– NPFG Insured	No Opt. Call	A	3,471,034
715	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,	9/30 at 100.00	A	939,310
	5.000%, 9/01/36
24,120	Total Colorado			23,021,766
	Connecticut – 3.2%
705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	733,299
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
2,600	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A1	2,993,744
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A1	1,072,540
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,236,090
2,490	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	2,790,742
	Series 2013A, 5.000%, 10/01/33
7,795	Total Connecticut			8,826,415
	District of Columbia – 0.3%
600	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	698,928
	Bonds, Series 2020A, 4.000%, 7/15/45
	Florida – 3.4%
1,040	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%,	10/27 at 100.00	A1	1,201,897
	10/01/47 (AMT)
1,155	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	1,330,802
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,662,450
	5.000%, 11/15/45
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	2,368,860
	10/01/49 (AMT)
2,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program,	7/25 at 100.00	AA	2,428,040
	Series 2013A, 5.000%, 7/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 205	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	$ 229,682
	Series 2020B, 4.000%, 7/01/45
7,900	Total Florida			9,221,731
	Georgia – 0.6%
1,330	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,525,603
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 2.4%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	3,262,110
	5.000%, 11/15/39
1,675	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	BB	1,690,326
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/26 at 100.00	A–	1,643,712
	Series 2016, 5.000%, 1/01/46
6,135	Total Guam			6,596,148
	Idaho – 1.6%
4,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	4,385,000
	Series 2014A, 5.000%, 3/01/44
	Illinois – 9.8%
1,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	1,525,222
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/23– NPFG Insured
750	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	868,717
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	742,438
	Series 2011A, 5.000%, 12/01/41
760	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	843,760
	Refunding Series 2017C, 5.000%, 12/01/30
365	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	427,320
	Series 2016B, 6.500%, 12/01/46
2,245	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	AA+	2,368,902
	2013, 5.000%, 8/15/43
2,070	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/23	No Opt. Call	BBB–	2,194,366
2,500	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	AA–	2,874,825
	4.000%, 1/01/39
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31– NPFG Insured	No Opt. Call	BBB	4,465,701
1,350	0.000%, 6/15/35– NPFG Insured	No Opt. Call	BBB	815,198
5,000	0.000%, 12/15/36– NPFG Insured	No Opt. Call	BBB	2,829,700
9,370	0.000%, 6/15/39– NPFG Insured	No Opt. Call	BBB	4,770,829
1,825	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,155,434
34,935	Total Illinois			26,882,412
	Indiana – 2.4%
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series	No Opt. Call	AA	1,337,760
	2008B, 0.000%, 6/01/30– AGM Insured
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation	6/25 at 100.00	AA	2,330,720
	Group, Refunding 2015A, 5.000%, 12/01/40
2,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	2,863,375
	Series 2015A, 5.000%, 10/01/45
6,140	Total Indiana			6,531,855

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.6%
$ 710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	11/20 at 104.00	BB–	$ 739,195
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	877,601
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	11/20 at 100.00	B–	1,669,231
	5.375%, 6/01/38
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	11/20 at 100.00	B–	1,014,730
	5.600%, 6/01/34
4,185	Total Iowa			4,300,757
	Kentucky – 1.3%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A2	2,564,125
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	869,923
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43 (6)
3,305	Total Kentucky			3,434,048
	Louisiana – 0.8%
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	AA	2,245,496
	Bonds, Series 2017B, 5.000%, 12/01/42– AGM Insured
	Maryland – 0.4%
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins	7/22 at 100.00	Aa2 (4)	1,084,410
	Health System Obligated Group Issue, Series 2012B, 5.000%, 7/01/27 (Pre-refunded 7/01/22)
	Massachusetts – 5.6%
2,200	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A,	7/22 at 100.00	AAA	2,362,426
	5.000%, 7/01/41
2,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	2,397,740
	2018J-2, 5.000%, 7/01/43
1,675	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,825,767
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA– (4)	2,547,720
	Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	427,536
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+	2,491,377
	Series 2019A, 5.000%, 2/15/49
2,115	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge	6/27 at 100.00	AA+	2,588,252
	Program, Series 2017A, 5.000%, 6/01/42
730	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2011C,	8/21 at 100.00	AA+ (4)	761,018
	5.250%, 8/01/42 (Pre-refunded 8/01/21)
13,470	Total Massachusetts			15,401,836
	Michigan – 1.2%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (4)	386,513
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	457,885
	2015-I, 5.000%, 4/15/38
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,434,200
	2016-I, 5.000%, 4/15/35
2,740	Total Michigan			3,278,598

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.7%
$ 545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	$ 595,739
	Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36
305	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	351,351
	Health Services Project, Series 2018, 5.000%, 7/01/27
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	1,046,970
1,850	Total Nebraska			1,994,060
	Nevada – 1.7%
990	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	1,145,103
	Series 2017A, 5.000%, 9/01/37
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	Aa1	3,503,280
	2015, 5.000%, 6/01/34
3,990	Total Nevada			4,648,383
	New Jersey – 2.5%
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB+	2,345,760
	Refunding Series 2016BBB, 5.500%, 6/15/31
2,165	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	2,198,016
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB+	2,260,660
	2015AA, 5.250%, 6/15/29
6,165	Total New Jersey			6,804,436
	New Mexico – 1.1%
1,000	Albuquerque, New Mexico, Refuse Removal and Disposal Revenue Bonds, Series 2020,	7/30 at 100.00	AA	1,176,870
	4.000%, 7/01/43
800	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland	7/22 at 100.00	BBB–	808,608
	Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	10/20 at 100.00	N/R	1,020,840
	Series 2007A, 5.250%, 9/01/42 (AMT)
2,800	Total New Mexico			3,006,318
	New York – 1.6%
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
25	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	25,475
475	5.250%, 2/15/47	2/21 at 100.00	Aa2	482,828
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	No Opt. Call	A+	1,047,770
	Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48 (Mandatory Put 11/15/24)
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A+	1,284,337
	Series 2012F, 5.000%, 11/15/26
1,135	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	1,144,897
	Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42
500	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	512,690
	5.000%, 6/01/24
4,385	Total New York			4,497,997
	Ohio – 0.7%
330	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	360,974
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	335,346
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3 (4)	1,229,754
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	$ 1,250
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (5)
2,750	Total Ohio			1,927,324
	Oklahoma – 0.2%
450	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	522,653
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.4%
915	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	1,137,711
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
605	Beaverton, Oregon, Special Revenue Bonds, Series 2020A, 4.000%, 6/01/37	6/30 at 100.00	Aa3	726,405
60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred	6/27 at 100.00	Aa1	72,572
	Interest Series 2017A, 5.000%, 6/15/40 (6)
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	562,620
1,090	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,241,881
3,170	Total Oregon			3,741,189
	Pennsylvania – 3.0%
1,255	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,395,761
	5.000%, 1/01/37
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,796,355
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	559,429
300	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	302,394
645	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	650,199
2,970	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A,	7/24 at 100.00	A+	3,374,068
	5.000%, 7/01/40
7,225	Total Pennsylvania			8,078,206
	Puerto Rico – 1.9%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	11/20 at 100.00	AA–	1,038,954
	5.000%, 12/01/20
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
1,000	4.750%, 7/01/53	7/28 at 100.00	N/R	1,042,510
1,080	5.000%, 7/01/58	7/28 at 100.00	N/R	1,144,357
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,043,340
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
5,115	Total Puerto Rico			5,269,161
	South Carolina – 0.6%
1,500	Richland County School District 2, South Carolina, General Obligation Bonds, Refunding	5/23 at 100.00	Aa1	1,590,780
	Series 2012B, 3.050%, 5/01/27
	South Dakota – 0.3%
600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	703,884
	Series 2015, 5.000%, 11/01/35
	Texas – 9.7%
1,880	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	2,187,305
	Lien Series 2016, 5.000%, 6/15/46
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (4)	253,608
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	275,808
	5.000%, 1/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+ (4)	$ 6,432,864
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	1,331,808
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,466,137
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
110	0.000%, 11/15/24– NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	107,451
520	0.000%, 11/15/24– NPFG Insured	No Opt. Call	Baa2	466,482
12,480	0.000%, 11/15/41– NPFG Insured	11/31 at 53.78	Baa2	4,390,339
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	547,630
	Entertainment Project, Series 2001B, 0.000%, 9/01/24– AMBAC Insured
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	Baa1	2,259,871
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
155	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	164,148
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	1,107,574
	5.000%, 1/01/40
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	219,724
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	5,418,450
	Series 2012, 5.000%, 12/15/26
32,660	Total Texas			26,629,199
	Virginia – 2.0%
985	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	1,087,893
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	AA	1,884,525
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41– AGC Insured
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,052,120
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	438,229
1,010	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,057,864
4,905	Total Virginia			5,520,631
	Washington – 4.7%
395	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	467,921
	4/01/44 (AMT)
860	Snohomish County School District 306 Lakewood, Washington, General Obligation Bonds,	6/24 at 100.00	Aaa	1,006,991
	Series 2014, 5.000%, 12/01/28
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative,	1/23 at 100.00	BBB+	4,379,640
	Series 2013A, 5.750%, 1/01/45
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+ (4)	1,003,286
	Research Center, Series 2011A, 5.625%, 1/01/35 (Pre-refunded 1/01/21)
1,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A1	1,665,390
	Bonds, Series 2018, 5.000%, 7/01/58
1,130	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	Aaa	1,332,179
	5.000%, 2/01/37
2,535	Washington State, General Obligation Bonds, Various Purpose Series 2017A,	8/26 at 100.00	Aaa	3,111,434
	5.000%, 8/01/38
11,410	Total Washington			12,966,841

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.4%
$ 1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	$ 1,715,390
	Inc, Series 2012, 5.000%, 6/01/39
2,000	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen	10/21 at 100.00	AA–	2,066,820
	Lutheran, Series 2011A, 5.250%, 10/15/39
2,355	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	2,774,497
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
6,000	Total Wisconsin			6,556,707
$ 275,905	Total Municipal Bonds (cost $234,327,048)			268,449,327

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
32,258	Energy Harbor Corp (7), (8)	$ 741,934
	Total Common Stocks (cost $899,914)	741,934
	Total Long-Term Investments (cost $235,226,962)	269,191,261

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4%
	MUNICIPAL BONDS – 0.4%
	Florida – 0.4%
$ 1,345	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	11/20 at 104.00	N/R	$ 1,178,112
	Virgin Trains USA Passenger Rail Project , Variable Rate Demand Obligations, Series 2019A, 6.250%,
	1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (9)
$ 1,345	Total Short-Term Investments (cost $1,345,000)			1,178,112
	Total Investments (cost $236,571,962) – 99.0%			270,369,373
	Other Assets Less Liabilities – 1.0%			2,640,761
	Net Assets Applicable to Common Shares – 100%			$ 273,010,134

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)
Common Stock received as part of the bankruptcy settlement for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NXR	Nuveen Select Tax-Free Income Portfolio 3 Portfolio of Investments September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.5%
	MUNICIPAL BONDS – 98.1%
	Alabama – 0.6%
$ 1,170	Birmingham, Alabama, General Obligation Convertable Capital Appreciation Bonds, Series	3/23 at 100.00	AA	$ 1,292,534
	2013A, 5.000%, 3/01/32
	Alaska – 1.2%
2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	10/20 at 100.00	B3	2,675,803
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 1.0%
1,950	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	1/23 at 100.00	AA	2,063,861
	Series 2012C, 4.000%, 7/01/38
75	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	75,155
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
2,025	Total Arizona			2,139,016
	California – 25.2%
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
6,740	0.000%, 9/01/35– AGM Insured (ETM)	No Opt. Call	AA (4)	5,275,061
5,760	0.000%, 9/01/35– AGM Insured	No Opt. Call	AA	4,118,054
35	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	39,036
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
925	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	11/20 at 100.00	BB+	928,497
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26
100	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	11/20 at 100.00	Baa1	100,368
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
2,275	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	2,055,326
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28–
	NPFG Insured
3,370	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	3,025,889
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28– AMBAC Insured
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A,	No Opt. Call	Aa2	3,703,269
	0.000%, 3/01/28– FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,245,295
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	AA	9,767,535
	Obligation Bonds, Election 2002, Series 2007C, 0.000%, 8/01/32– AGM Insured
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	2,836,260
	Election of 2004, Series 2007A, 0.000%, 8/01/25– NPFG Insured
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (4)	6,414,634
	of Participation, Series 2006, 0.000%, 10/01/34– FGIC Insured (ETM)
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	1,219,605
	Series 2004C, 0.000%, 8/01/32– AGM Insured
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	6,496,960
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/32
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined	No Opt. Call	A+	2,886,326
	Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured
765	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	880,668
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42

NXR	Nuveen Select Tax-Free Income Portfolio 3 Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 535	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	$ 653,470
	Subordinate Series 2019B, 5.000%, 7/01/38 (AMT)
2,525	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	Aa2	2,927,712
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42
64,710	Total California			54,573,965
	Colorado – 2.9%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	517,695
	Improvement Series 2017, 5.000%, 12/01/22, 144A
790	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	927,373
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,119,908
	2013B, 5.000%, 11/15/43
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	1,036,855
	9/01/32– NPFG Insured
490	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,	9/24 at 100.00	A	558,174
	5.000%, 9/01/40
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	1,174,370
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/33
6,010	Total Colorado			6,334,375
	Connecticut – 3.7%
2,290	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A1	2,456,117
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,854,135
1,750	Connecticut State, General Obligation Bonds, Series 2012B, 5.000%, 4/15/21	No Opt. Call	A1	1,795,080
1,615	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	1,821,849
	Series 2013A, 5.000%, 10/01/30
7,155	Total Connecticut			7,927,181
	District of Columbia – 1.5%
2,500	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	3,169,950
	Bonds, Series 2020A, 5.000%, 7/15/45
	Florida – 1.3%
390	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	449,362
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	2,368,860
	10/01/49 (AMT)
2,390	Total Florida			2,818,222
	Georgia – 0.5%
1,035	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,187,217
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 1.6%
1,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,359,212
	5.000%, 11/15/39
2,000	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.125%, 11/01/31	5/21 at 100.00	BB	2,017,120
3,250	Total Guam			3,376,332
	Idaho – 1.5%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,288,750
	Series 2014A, 5.000%, 3/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 8.9%
$ 575	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	$ 666,017
	Series 2016, 6.000%, 4/01/46
295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	327,512
	Refunding Series 2017C, 5.000%, 12/01/30
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	Baa2	3,043,950
	12/01/28– FGIC Insured
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	287,258
	2013A, 6.000%, 7/01/43
655	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation,	11/20 at 100.00	N/R (4)	693,887
	Series 1992C, 6.250%, 4/15/22 (ETM)
2,060	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/23	No Opt. Call	BBB–	2,183,765
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation	No Opt. Call	Aa3	980,980
	Bonds, Series 2006, 0.000%, 5/01/23– AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30– NPFG Insured	No Opt. Call	BBB	1,834,725
4,775	0.000%, 12/15/31– NPFG Insured	No Opt. Call	BBB	3,358,067
5,000	0.000%, 12/15/36– NPFG Insured	No Opt. Call	BBB	2,829,700
2,000	0.000%, 6/15/37– NPFG Insured	No Opt. Call	BBB	1,109,840
1,400	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	1,653,484
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	341,378
	6.000%, 10/01/42
24,730	Total Illinois			19,310,563
	Indiana – 1.1%
1,250	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	1,431,688
	Series 2015A, 5.000%, 10/01/45
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series	No Opt. Call	AA	912,010
	2005Z, 0.000%, 7/15/28– AGM Insured
2,250	Total Indiana			2,343,698
	Iowa – 1.0%
570	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	11/20 at 104.00	BB–	593,438
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
660	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	697,851
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	11/20 at 100.00	B–	963,994
	5.600%, 6/01/34
2,180	Total Iowa			2,255,283
	Massachusetts – 7.0%
2,230	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	2,604,305
	2016BB-1, 5.000%, 10/01/46
1,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding	No Opt. Call	A	1,033,590
	Series 2016-I, 5.000%, 7/01/21
1,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,417,013
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA– (4)	2,547,720
	Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)
2,200	Massachusetts School Building Auvtthority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+	2,610,014
	Series 2019A, 5.000%, 2/15/49
2,180	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series	8/26 at 100.00	AA+	2,653,932
	2016C, 5.000%, 8/01/40

NXR	Nuveen Select Tax-Free Income Portfolio 3 Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding	1/23 at 100.00	AAA	$ 1,073,080
	Series 2013, 4.000%, 1/15/30
	University of Massachusetts Building Authority, Project Revenue Bonds, Senior
	Series 2014-1:
210	5.000%, 11/01/39 (Pre-refunded 11/01/24)	11/24 at 100.00	N/R (4)	250,755
955	5.000%, 11/01/39	11/24 at 100.00	Aa2	1,090,610
13,325	Total Massachusetts			15,281,019
	Michigan – 1.3%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (4)	386,513
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,434,200
	2016-I, 5.000%, 4/15/35
2,355	Total Michigan			2,820,713
	Nebraska – 1.7%
250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	289,607
	Health Services Project, Series 2018, 5.000%, 7/01/26
2,600	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	2,722,122
500	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation	6/24 at 100.00	Aa2 (4)	587,480
	Bonds, School Building Series 2014, 5.000%, 12/15/39 (Pre-refunded 6/15/24)
3,350	Total Nebraska			3,599,209
	Nevada – 0.2%
445	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	514,718
	Series 2017A, 5.000%, 9/01/37
	New Hampshire – 0.5%
1,000	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,069,130
	Management Inc Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 2.9%
1,850	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	BBB+	2,049,356
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	349,493
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/28– AGM Insured
4,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	3,963,610
	Series 2006C, 0.000%, 12/15/28– AMBAC Insured
7,055	Total New Jersey			6,362,459
	New Mexico – 0.5%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	10/20 at 100.00	N/R	1,020,840
	Series 2007A, 5.250%, 9/01/42 (AMT)
	New York – 1.4%
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A+	1,284,337
	Series 2012F, 5.000%, 11/15/26
1,260	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	1,497,573
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/37
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	267,311
	Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42
2,775	Total New York			3,049,221
	Ohio – 3.6%
130	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	142,202
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	383,252
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	$ 4,090,363
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A,	11/20 at 100.00	A	1,509,975
	5.750%, 11/15/21
1,475	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3 (4)	1,641,528
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,250
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (5)
8,185	Total Ohio			7,768,570
	Oklahoma – 0.2%
345	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	400,700
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.5%
490	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	501,427
	Willamette View Project, Series 2017A, 4.000%, 5/15/22
545	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	620,940
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	A–	1,130,570
	2016B, 5.000%, 10/01/40
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General	6/27 at 100.00	AA+	952,118
	Obligation Bonds, Series 2017, 5.000%, 6/15/30
2,785	Total Oregon			3,205,055
	Pennsylvania – 4.7%
1,015	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,128,842
	5.000%, 1/01/37
2,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	2,993,925
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
370	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	372,953
200	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	201,596
430	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	433,466
4,455	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A,	7/24 at 100.00	A+	5,061,103
	5.000%, 7/01/40
8,970	Total Pennsylvania			10,191,885
	Puerto Rico – 2.3%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,008,409
	5.250%, 7/01/31– AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
1,000	4.750%, 7/01/53	7/28 at 100.00	N/R	1,042,510
750	5.000%, 7/01/58	7/28 at 100.00	N/R	794,693
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,043,340
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
4,695	Total Puerto Rico			4,888,952
	South Carolina – 0.6%
1,270	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series	10/24 at 100.00	Aa3	1,362,380
	2015A, 2.900%, 10/01/25
	South Dakota – 0.2%
400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	469,256
	Series 2015, 5.000%, 11/01/35

NXR	Nuveen Select Tax-Free Income Portfolio 3 Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 0.4%
$ 795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	$ 881,735
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
	Texas – 9.2%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (4)	253,607
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
85	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	97,983
	5.000%, 1/01/34
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+ (4)	5,368,434
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,405	0.000%, 11/15/32– NPFG Insured	11/31 at 94.05	Baa2	883,675
2,510	0.000%, 11/15/36– NPFG Insured	11/31 at 73.51	Baa2	1,223,299
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 62.71	Baa2	1,238,972
	0.000%, 11/15/32– NPFG Insured
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior
	Lien Series 2001A:
3,045	0.000%, 11/15/34– NPFG Insured	11/30 at 78.27	AA	1,774,504
4,095	0.000%, 11/15/38– NPFG Insured	11/30 at 61.17	AA	1,847,910
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	Baa1	2,259,871
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	132,378
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	AA	347,553
	Appreciation Series 2008I, 6.200%, 1/01/42– AGC Insured
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	2,136,340
	Series 2012, 5.000%, 12/15/32
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	2,299,260
	2002A, 0.000%, 8/15/25– AMBAC Insured
25,345	Total Texas			19,863,786
	Virginia – 2.9%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	3,518,480
	Appreciation Series 2012B, 0.000%, 7/15/32 (6)
765	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	844,912
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	438,228
1,510	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,581,559
6,185	Total Virginia			6,383,179
	Washington – 4.4%
205	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	242,845
	4/01/44 (AMT)
1,600	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,915,216
	2019A-2, 5.000%, 8/01/44
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	4,262,000
	Services, Refunding Series 2012A, 5.000%, 10/01/32
1,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A1	1,110,260
	Bonds, Series 2018, 5.000%, 7/01/58

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 1,725	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	Aaa	$ 2,033,637
	5.000%, 2/01/37
8,530	Total Washington			9,563,958
	Wisconsin – 0.6%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,307,263
	Series 2012B, 5.000%, 2/15/32
$ 225,140	Total Municipal Bonds (cost $176,814,724)			212,696,917

Shares	Description (1)	Value
	COMMON STOCKS – 0.4%
	Electric Utilities – 0.4%
32,258	Energy Harbor Corp (7), (8)	$ 741,934
	Total Common Stocks (cost $899,914)	741,934
	Total Long-Term Investments (cost $177,714,638)	213,438,851

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4%
	MUNICIPAL BONDS – 0.4%
	Florida – 0.4%
$ 1,040	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	11/20 at 104.00	N/R	$ 910,957
	Virgin Trains USA Passenger Rail Project , Variable Rate Demand Obligations, Series 2019A,
	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (9)
$ 1,040	Total Short-Term Investments (cost $1,040,000)			910,957
	Total Investments (cost $178,754,638) – 98.9%			214,349,808
	Other Assets Less Liabilities – 1.1%			2,402,116
	Net Assets Applicable to Common Shares – 100%			$ 216,751,924

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)
Common Stock received as part of the bankruptcy settlement for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NXC	Nuveen California Select Tax-Free Income Portfolio Portfolio of Investments September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.1%
	MUNICIPAL BONDS – 99.1%
	Consumer Staples – 2.8%
$ 20	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 22,306
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	1,132,821
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	103,292
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	10/20 at 100.00	B–	1,508,760
	Bonds, Series 2005A-1, 5.500%, 6/01/45
2,715	Total Consumer Staples			2,767,179
	Education and Civic Organizations – 1.2%
550	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to	8/22 at 100.00	BB	561,599
	Uplift Communities Project, Series 2012A, 5.250%, 8/01/42
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	174,186
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	66,196
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	428,155
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
1,155	Total Education and Civic Organizations			1,230,136
	Health Care – 9.9%
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A+	1,172,840
	Health, Refunding Series 2016B, 5.000%, 11/15/46
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	1,194,440
	Health, Refunding Series 2017A, 5.000%, 11/15/48
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	A+	2,929,100
	Health, Series 2016A, 5.000%, 11/15/41
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	1,194,440
	Health, Series 2018A, 5.000%, 11/15/48
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	127,704
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
70	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	79,054
	Services, Refunding Series 2014A, 5.000%, 10/01/38
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	286,699
	Services, Series 2014B, 5.000%, 10/01/44
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	242,969
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	39,896
	Refunding Series 2017A, 5.000%, 7/01/42
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	148,141
	2017A, 5.250%, 11/01/41
350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	383,201
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
825	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	893,046
540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	584,680

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	$ 702,656
	2011, 7.500%, 12/01/41
8,725	Total Health Care			9,978,866
	Housing/Multifamily – 2.2%
750	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	839,258
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
643	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	711,389
	2019-2, 4.000%, 3/20/33
93	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	105,643
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	BBB+	27,588
65	5.250%, 8/15/49	8/24 at 100.00	BBB+	71,174
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	416,350
	Series 2012A, 5.500%, 8/15/47
1,971	Total Housing/Multifamily			2,171,402
	Tax Obligation/General – 23.2%
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	Aa2	1,197,280
	5.000%, 8/01/34
1,965	California State, General Obligation Bonds, Various Purpose Series 2011,	10/21 at 100.00	Aa2	2,052,639
	5.000%, 10/01/41
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	Aa2	2,140,720
1,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	1,146,160
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
1,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AA+	1,247,540
	Bonds, Election 2008 Series 2018B-1, 5.250%, 7/01/42
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	5,406,959
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34
1,000	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,225,790
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
8,075	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	Aa1	4,055,103
	Election of 2008 Series 2009B, 0.000%, 8/01/44
2,050	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,580,397
	Election 2014 Series 2018B, 5.000%, 9/01/45
2,000	West Hills Community College District, California, General Obligation Bonds, School	8/31 at 100.00	AA	2,255,340
	Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (5)
27,665	Total Tax Obligation/General			23,307,928
	Tax Obligation/Limited – 18.5%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	11/20 at 100.00	AA	1,003,350
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	2,262,380
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	3,477,180
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	11/20 at 100.00	Aa2	1,218,730
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,221,820
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
3,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,709,020
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42

NXC	Nuveen California Select Tax-Free Income Portfolio Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	11/20 at 100.00	A+	$ 1,004,070
	2009, 7.000%, 3/01/34
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
350	5.250%, 9/01/30	9/23 at 100.00	N/R	385,042
320	5.750%, 9/01/39	9/23 at 100.00	N/R	350,743
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	65,975
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
8	4.550%, 7/01/40	7/28 at 100.00	N/R	8,290
675	0.000%, 7/01/46	7/28 at 41.38	N/R	145,395
763	5.000%, 7/01/58	7/28 at 100.00	N/R	808,467
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	31,879
	Project Area, Series 2011B, 6.500%, 10/01/25
115	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	AA–	115,470
	1993A, 5.400%, 11/01/20 – NPFG Insured
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	22,378
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
60	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	63,668
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	41,124
	2011, 7.000%, 10/01/26
1,285	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	1,498,644
	Facility District 99-02, Series 2018A, 5.000%, 9/01/28
50	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	61,844
	2020A, 5.000%, 10/01/45
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,074,100
	2012A, 5.000%, 10/01/32 – AGM Insured
16,991	Total Tax Obligation/Limited			18,569,569
	Transportation – 11.7%
60	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	59,340
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	599,276
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,000	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,101,650
1,170	5.750%, 1/15/46	1/24 at 100.00	A–	1,297,121
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	920,960
1,525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	1,824,403
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
2,315	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,839,000
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/37 (AMT)
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	1,022,022
1,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	1,193,210
	Subordinate Series 2019B, 5.000%, 7/01/49 (AMT)
750	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	827,828
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
10,105	Total Transportation			11,684,810

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 8.8% (4)
$ 55	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	$ 65,554
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
250	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	N/R	262,570
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	2,135,180
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
1,175	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	1,398,097
	Refunding Series 2013A, 6.000%, 1/15/53 (Pre-refunded 1/15/24)
675	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding	11/20 at 100.00	A1	677,943
	Series 2011A, 5.500%, 11/01/41 (Pre-refunded 11/01/20)
135	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	142,089
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	52,989
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	1,105,214
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	168,104
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,464,822
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	25,547
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	25,555
30	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	30,665
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	3/21 at 100.00	N/R	370,897
	2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)
800	Upland, California, Certificates of Participation, San Antonio Community Hospital,	1/21 at 100.00	BBB	811,472
	Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	73,991
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
8,275	Total U.S. Guaranteed			8,810,689
	Utilities – 8.7%
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	390,720
1,160	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	1,203,976
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	933,895
	Series 2007A, 5.500%, 11/15/37
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	3,664,140
	Series 2017C, 5.000%, 7/01/47
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	2,508,220
	Series 2018A, 5.000%, 7/01/38
7,180	Total Utilities			8,700,951
	Water and Sewer – 12.1%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	1,109,590
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving	4/27 at 100.00	AAA	1,867,153
	Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33
1,730	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	1,973,601
	Water System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45

NXC	Nuveen California Select Tax-Free Income Portfolio Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	$ 2,425,100
	Water District Series 2016, 5.000%, 3/01/41
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	2,264,555
	2014A, 5.000%, 7/01/44
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	1,275,000
	2018B, 5.000%, 7/01/38
620	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	765,030
	2017A, 5.250%, 6/01/47
90	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	11/20 at 100.00	CC	91,125
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
50	5.500%, 7/01/28	7/22 at 100.00	CC	51,688
175	5.750%, 7/01/37	7/22 at 100.00	CC	180,031
145	6.000%, 7/01/47	7/22 at 100.00	CC	149,894
10,260	Total Water and Sewer			12,152,767
$ 95,042	Total Long-Term Investments (cost $87,316,236)			99,374,297
	Other Assets Less Liabilities – 0.9%			928,898
	Net Assets – 100%			$ 100,303,195

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

NXN	Nuveen New York Select Tax-Free Income Portfolio Portfolio of Investments September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.3%
	MUNICIPAL BONDS – 97.3%
	Consumer Staples – 4.7%
$ 435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	11/20 at 100.00	B–	$ 435,265
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series Series 2016A-1:
390	5.625%, 6/01/35	No Opt. Call	BBB	418,182
1,530	5.750%, 6/01/43	No Opt. Call	BB+	1,792,655
2,355	Total Consumer Staples			2,646,102
	Education and Civic Organizations – 13.6%
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	11/20 at 100.00	BB	165,117
	Schools, Series 2007A, 5.000%, 4/01/37
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	281,170
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	77,632
110	5.000%, 4/15/43	4/23 at 100.00	BB+	112,759
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	158,716
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,173,450
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
20	5.000%, 7/01/31	7/25 at 100.00	Aa3	23,228
25	5.000%, 7/01/33	7/25 at 100.00	Aa3	28,827
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	4/21 at 100.00	AAA	1,022,120
	2011A, 5.000%, 10/01/41
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	684,957
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	344,842
	2015A, 5.000%, 7/01/35
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	1,432,357
	2016A, 5.000%, 7/01/39
70	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	86,305
	Technology, Series 2019A, 5.000%, 7/01/49
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	252,187
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	201,085
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (5)
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	117,681
	University Project, Series 2013, 5.000%, 9/01/38
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
500	5.000%, 1/01/31 – AMBAC Insured	11/20 at 100.00	Baa3	500,065
430	4.750%, 1/01/42 – AMBAC Insured	11/20 at 100.00	Baa3	430,009
130	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	9/30 at 100.00	AA	145,249
	Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45, (WI/DD, Settling 10/06/20)

NXN	Nuveen New York Select Tax-Free Income Portfolio Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 190	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	$ 191,433
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	140,292
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
6,945	Total Education and Civic Organizations			7,569,481
	Financials – 1.1%
450	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	624,690
	Series 2005, 5.250%, 10/01/35
	Health Care – 2.7%
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	11/20 at 100.00	A	100,287
	Bonds, Series 2010, 5.200%, 7/01/32
1,100	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB	1,182,192
	Series 2020A, 4.000%, 9/01/50
200	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	214,548
	Systems, Inc Project, Series 2016B, 4.000%, 7/01/41
1,400	Total Health Care			1,497,027
	Industrials – 3.7%
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	175,408
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	1,913,994
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,025	Total Industrials			2,089,402
	Long-Term Care – 0.2%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	11/20 at 100.00	A2	100,260
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
25	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	26,062
	Community Project, Series 2019, 5.000%, 1/01/40
125	Total Long-Term Care			126,322
	Tax Obligation/General – 7.4%
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	1,239,900
	2019B, 5.000%, 4/01/49 – AGM Insured
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,	12/26 at 100.00	Aa1	1,287,198
	5.000%, 12/01/41
835	New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1,	3/30 at 100.00	Aa1	951,115
	4.000%, 3/01/44
600	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 –	10/21 at 100.00	AA	629,172
	AGM Insured
3,515	Total Tax Obligation/General			4,107,385
	Tax Obligation/Limited – 19.4%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	1,108,684
	General Purpose Series 2012D, 5.000%, 2/15/37
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	1,214,780
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/46
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,189,370
	2015B Group A,B&C, 5.000%, 3/15/35
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	No Opt. Call	BB	1,132,560
	5.000%, 11/15/25

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa2	$ 937,800
	Fiscal 2017 Series A, 5.000%, 2/15/38
760	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	2/21 at 100.00	Aa2	774,448
	Series 2011A, 5.750%, 2/15/47
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	1,170,510
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,106,360
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	510,624
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	508,270
	Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30
235	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	249,004
	2018A-1, 5.000%, 7/01/58
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	907,614
	2012A, 5.000%, 10/01/32 – AGM Insured
9,640	Total Tax Obligation/Limited			10,810,024
	Transportation – 18.6%
900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/24 at 100.00	A+	930,348
	2014D-1, 5.000%, 11/15/39
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	260,697
	Center Project, Series 2011, 5.000%, 11/15/44
980	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	1,045,043
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
200	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB–	200,518
830	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB–	829,527
30	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	BB–	31,168
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
700	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	771,617
300	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	325,056
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	Aa3	1,169,960
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	1,799,085
	Eleventh Series 2018, 5.000%, 9/01/48
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eigth Series 2010:
290	6.500%, 12/01/28	11/20 at 100.00	Baa1	294,025
215	6.000%, 12/01/36	12/20 at 100.00	Baa1	216,881
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,210,580
	Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/36
1,095	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,297,126
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
9,290	Total Transportation			10,381,631
	U.S. Guaranteed – 8.8% (4)
1,240	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	2/21 at 100.00	Aa2	1,265,829
	Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)

NXN	Nuveen New York Select Tax-Free Income Portfolio Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A	$ 411,468
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/21 at 100.00	AA–	2,073,340
	of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	A+	1,141,087
	Conservation Society, Series 2014A, 5.000%, 8/01/32 (Pre-refunded 8/01/23)
4,645	Total U.S. Guaranteed			4,891,724
	Utilities – 7.4%
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	36,758
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	57,222
	2014A, 5.000%, 9/01/44
180	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	216,828
	2017, 5.000%, 9/01/47
150	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	152,306
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,550,176
	5.000%, 12/15/41
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B,	6/26 at 100.00	AAA	2,141,265
	5.000%, 12/15/35
3,530	Total Utilities			4,154,555
	Water and Sewer – 9.7%
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	239,056
	Refunding Series 2015A, 5.000%, 7/01/29
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	3,702,510
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	1,229,200
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/42
55	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	11/20 at 100.00	CC	55,687
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
25	5.500%, 7/01/28	7/22 at 100.00	CC	25,844
100	5.750%, 7/01/37	7/22 at 100.00	CC	102,875
80	6.000%, 7/01/47	7/22 at 100.00	CC	82,700
4,460	Total Water and Sewer			5,437,872
$ 48,380	Total Long-Term Investments (cost $50,935,385)			54,336,215
	Other Assets Less Liabilities – 2.7%			1,481,937
	Net Assets Applicable to Common Shares – 100%			$ 55,818,152

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2020 (Unaudited)

	NXP	NXQ	NXR	NXC	NXN
Assets
Long-term investments, at value (cost $225,208,646,
$235,226,962, $177,714,638, $87,316,236
and $50,935,385, respectively)	$263,382,022	$269,191,261	$213,438,851	$99,374,297	$54,336,215
Short-term investments, at value (cost $1,305,000,
$1,345,000, $1,040,000, $— and $—, respectively)	1,143,076	1,178,112	910,957	—	—
Cash	591,155	206,962	1,115,309	144,277	283,035
Receivable for:
Interest	2,471,337	2,677,531	1,936,519	1,118,023	667,648
Investments sold	625,000	600,000	—	182,807	866,869
Other assets	64,975	67,720	50,989	26,018	16,752
Total assets	268,277,565	273,921,586	217,452,625	100,845,422	56,170,519
Liabilities
Payable for:
Dividends	718,117	719,891	548,591	266,181	148,864
Interest	—	—	—	—	121
Investments purchased - regular settlement	—	—	—	191,403	—
Investments purchased - when-issued/
delayed-delivery settlement	—	—	—	—	144,238
Accrued expenses:
Management fees	43,911	55,996	44,957	21,252	11,824
Trustees fees	66,372	69,179	51,718	25,210	15,352
Other	66,819	66,386	55,435	38,181	31,968
Total liabilities	895,219	911,452	700,701	542,227	352,367
Net assets applicable to common shares	$267,382,346	$273,010,134	$216,751,924	$100,303,195	$55,818,152
Common shares outstanding	16,579,541	17,713,727	13,045,560	6,353,486	3,924,895
Net asset value (“NAV”) per common share outstanding	$16.13	$15.41	$16.61	$15.79	$14.22

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$165,795	$177,137	$130,456	$63,535	$39,249
Paid-in-surplus	230,256,315	245,552,725	179,536,881	88,413,388	53,856,609
Total distributable earnings	36,960,236	27,280,272	37,084,587	11,826,272	1,922,294
Net assets applicable to common shares	$267,382,346	$273,010,134	$216,751,924	$100,303,195	$55,818,152
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended September 30, 2020 (Unaudited)

	NXP	NXQ	NXR	NXC	NXN
Investment Income	$5,046,513	$4,941,028	$4,036,266	$1,836,498	$1,048,517
Expenses
Management fees	266,453	338,362	272,222	128,857	71,643
Interest expense	—	—	—	—	61
Custodian fees	16,276	16,624	13,883	9,262	7,530
Trustees fees	4,177	4,246	3,395	1,574	873
Professional fees	17,113	16,686	15,756	13,961	13,131
Shareholder reporting expenses	20,043	18,311	14,876	8,089	6,466
Shareholder servicing agent fees	4,298	3,987	3,508	1,152	1,063
Stock exchange listing fees	3,257	3,257	3,257	3,246	3,257
Investor relations expenses	8,021	8,072	6,429	3,091	1,872
Other	5,826	8,723	6,869	4,057	3,515
Total expenses	345,464	418,268	340,195	173,289	109,411
Net investment income (loss)	4,701,049	4,522,760	3,696,071	1,663,209	939,106
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	19,894	(200,792)	251,871	(7,697)	(136,825)
Change in net unrealized appreciation (depreciation)
of investments	5,720,700	6,887,384	3,774,989	2,275,437	1,053,427
Net realized and unrealized gain (loss)	5,740,594	6,686,592	4,026,860	2,267,740	916,602
Net increase (decrease) in net assets applicable
to common shares from operations	$10,441,643	$11,209,352	$7,722,931	$3,930,949	$1,855,708

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NXP		NXQ		NXR
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/20	3/31/20	9/30/20	3/31/20	9/30/20	3/31/20
Operations
Net investment income (loss)	$4,701,049	$9,550,461	$4,522,760	$9,412,793	$3,696,071	$7,473,738
Net realized gain (loss) from investments	19,894	744,584	(200,792)	1,145,079	251,871	344,363
Change in net unrealized appreciation
(depreciation) of investments	5,720,700	3,133,910	6,887,384	1,324,827	3,774,989	4,647,408
Net increase (decrease) in net assets
applicable to common shares
from operations	10,441,643	13,428,955	11,209,352	11,882,699	7,722,931	12,465,509
Distributions to Common Shareholders
Dividends	(4,525,816)	(9,048,585)	(4,463,859)	(8,927,718)	(3,404,891)	(6,809,782)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(4,525,816)	(9,048,585)	(4,463,859)	(8,927,718)	(3,404,891)	(6,809,782)
Capital Share Transactions
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	28,374	120,787	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	28,374	120,787	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares	5,944,201	4,501,157	6,745,493	2,954,981	4,318,040	5,655,727
Net assets at the beginning of period	261,438,145	256,936,988	266,264,641	263,309,660	212,433,884	206,778,157
Net assets applicable to common
shares at the end of period	$267,382,346	$261,438,145	$273,010,134	$266,264,641	$216,751,924	$212,433,884

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	NXC		NXN
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	9/30/20	3/31/20	9/30/20	3/31/20
Operations
Net investment income (loss)	$1,663,209	$3,375,449	$939,106	$1,904,632
Net realized gain (loss) from investments	(7,697)	129,883	(136,825)	21,954
Change in net unrealized appreciation
(depreciation) of investments	2,275,437	1,198,763	1,053,427	(443,509)
Net increase (decrease) in net assets
applicable to common shares
from operations	3,930,949	4,704,095	1,855,708	1,483,077
Distributions to Common Shareholders
Dividends	(1,665,610)	(3,295,962)	(930,200)	(1,860,400)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(1,665,610)	(3,295,962)	(930,200)	(1,860,400)
Capital Share Transactions
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	24,993	31,306	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	24,993	31,306	—	—
Net increase (decrease) in net assets
applicable to common shares	2,290,332	1,439,439	925,508	(377,323)
Net assets at the beginning of period	98,012,863	96,573,424	54,892,644	55,269,967
Net assets applicable to common
shares at the end of period	$100,303,195	$98,012,863	$55,818,152	$54,892,644

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
NXP
Year Ended 3/31:
2021(d)	$15.77	$0.28	$0.35	$0.63	$(0.27)	$—	$(0.27)	$16.13	$16.69
2020	15.51	0.58	0.23	0.81	(0.55)	—	(0.55)	15.77	14.97
2019	15.12	0.57	0.37	0.94	(0.55)	—	(0.55)	15.51	14.64
2018	15.00	0.56	0.11	0.67	(0.55)	—	(0.55)	15.12	14.02
2017	15.46	0.56	(0.47)	0.09	(0.55)	—	(0.55)	15.00	14.03
2016	15.17	0.58	0.27	0.85	(0.56)	—	(0.56)	15.46	14.89

NXQ
Year Ended 3/31:
2021(d)	15.03	0.26	0.37	0.63	(0.25)	—	(0.25)	15.41	14.98
2020	14.86	0.53	0.14	0.67	(0.50)	—	(0.50)	15.03	14.21
2019	14.52	0.53	0.31	0.84	(0.50)	—	(0.50)	14.86	13.93
2018	14.47	0.52	0.05	0.57	(0.52)	—	(0.52)	14.52	13.47
2017	14.88	0.53	(0.42)	0.11	(0.52)	—	(0.52)	14.47	13.41
2016	14.64	0.55	0.23	0.78	(0.54)	—	(0.54)	14.88	14.13

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

4.04%	13.44%	$267,382	0.26	%*	3.54	%*	4%
5.19	5.89	261,438	0.26		3.60		10
6.34	8.51	256,937	0.26		3.77		17
4.52	3.83	250,551	0.27		3.66		19
0.55	(2.20)	248,518	0.28		3.64		28
5.78	6.82	256,228	0.28		3.88		25

4.23	7.22	273,010	0.31	*	3.34	*	4
4.52	5.57	266,265	0.31		3.48		13
5.95	7.32	263,310	0.31		3.64		12
3.98	4.32	257,250	0.32		3.53		20
0.69	(1.56)	256,325	0.33		3.61		27
5.46	5.46	263,530	0.33		3.76		23

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NXP		NXQ
Year Ended 3/31:		Year Ended 3/31:
2021(d)	—%	2021(d)	—%
2020	—	2020	—
2019	—	2019	—
2018	—	2018	—
2017	—	2017	—
2016	—	2016	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.

(d)	For the six months ended September 30, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Shelf Offering Costs	Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
NXR
Year Ended 3/31:
2021(d)	$16.28	$0.28	$0.31	$0.59	$(0.26)	$—	$(0.26)	$—	$—		$16.61	$16.40
2020	15.85	0.57	0.38	0.95	(0.52)	—	(0.52)	—	—		16.28	15.40
2019	15.39	0.56	0.42	0.98	(0.52)	—	(0.52)	—	—		15.85	14.73
2018	15.29	0.55	0.09	0.64	(0.54)	—	(0.54)	—	—		15.39	14.23
2017	15.76	0.57	(0.51)	0.06	(0.53)	—	(0.53)	—	—		15.29	14.21
2016	15.34	0.58	0.40	0.98	(0.56)	—	(0.56)	—	—		15.76	14.89

NXC
Year Ended 3/31:
2021(d)	15.43	0.26	0.36	0.62	(0.26)	—	(0.26)	—	—		15.79	16.01
2020	15.21	0.53	0.21	0.74	(0.52)	—	(0.52)	—	—		15.43	14.50
2019	15.02	0.50	0.19	0.69	(0.52)	—	(0.52)	0.02	—		15.21	14.12
2018	15.00	0.57	0.09	0.66	(0.58)	(0.06)	(0.64)	—	—	**	15.02	13.90
2017	15.68	0.60	(0.56)	0.04	(0.62)	(0.10)	(0.72)	—	—		15.00	14.83
2016	15.52	0.64	0.19	0.83	(0.65)	(0.02)	(0.67)	—	—		15.68	16.70

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

3.71%	8.24%	$216,752	0.32	%*	3.43	%*	4%
6.02	8.05	212,434	0.32		3.50		13
6.53	7.31	206,778	0.32		3.62		17
4.19	3.87	200,765	0.33		3.55		15
0.37	(1.09)	199,496	0.33		3.61		29
6.56	4.76	205,595	0.34		3.81		22

4.05	12.27	100,303	0.35	*	3.33	*	0
4.86	6.26	98,013	0.36		3.41		10
4.82	5.44	96,573	0.55		3.38		23
4.37	(2.23)	95,357	0.37		3.73		20
0.20	(6.98)	94,310	0.37		3.89		24
5.51	13.25	98,494	0.37		4.18		10

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NXR		NXC
Year Ended 3/31:		Year Ended 3/31:
2021(d)	—%	2021(d)	—%
2020	—	2020	—
2019	—	2019	—
2018	—	2018	—
2017	—	2017	—
2016	—	2016	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.

(d)	For the six months ended September 30, 2020.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Common Share Price
NXN
Year Ended 3/31:
2021(d)	$13.99	$0.24	$0.23	$0.47	$(0.24)	$—	$(0.24)	$14.22	$13.08
2020	14.08	0.49	(0.11)	0.38	(0.47)	—	(0.47)	13.99	12.65
2019	13.93	0.50	0.15	0.65	(0.50)	—	(0.50)	14.08	13.52
2018	14.04	0.52	(0.09)	0.43	(0.54)	—	(0.54)	13.93	12.98
2017	14.53	0.55	(0.49)	0.06	(0.55)	—	(0.55)	14.04	13.69
2016	14.52	0.57	(0.01)	0.56	(0.55)	—	(0.55)	14.53	14.06

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

3.36%	5.28%	$55,818	0.39	%*	3.38	%*	10%
2.69	(3.18)	54,893	0.43		3.39		5
4.80	8.26	55,270	0.42		3.59		16
3.05	(1.41)	54,679	0.43		3.64		17
0.40	1.26	55,120	0.44		3.83		29
3.98	3.63	57,031	0.42		3.97		14

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NXN
Year Ended 3/31:
2021(d)	—%**
2020	0.02
2019	0.02
2018	0.02
2017	0.02
2016	0.01

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.

(d)	For the six months ended September 30, 2020.
*	Annualized.
**	Rounds to less than 0.01% annualized.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Select Tax-Free Income Portfolio (NXP)
• Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
• Nuveen Select Tax-Free Income Portfolio 3 (NXR)
• Nuveen California Select Tax-Free Income Portfolio (NXC)
• Nuveen New York Select Tax-Free Income Portfolio (NXN)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NXP, NXQ, NXR, NXC, and NXN were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.
The end of the reporting period for the Funds is September 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (Unaudited) (continued)
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NXP	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$262,640,088		$—	$262,640,088
Common Stocks	—	741,934	**	—	741,934
Short-Term Investments*:
Municipal Bonds	—	1,143,076		—	1,143,076
Total	$—	$264,525,098		$—	$264,525,098

NXQ
Long-Term Investments*:
Municipal Bonds	$—	$268,449,327		$—	$268,449,327
Common Stocks	—	741,934	**	—	741,934
Short-Term Investments*:
Municipal Bonds	—	1,178,112		—	1,178,112
Total	$—	$270,369,373		$—	$270,369,373

NXR
Long-Term Investments*:
Municipal Bonds	$—	$212,696,917		$—	$212,696,917
Common Stocks	—	741,934	**	—	741,934
Short-Term Investments*:
Municipal Bonds	—	910,957		—	910,957
Total	$—	$214,349,808		$—	$214,349,808

NXC
Long-Term Investments*:
Municipal Bonds	$—	$99,374,297		$—	$99,374,297

NXN
Long-Term Investments*:
Municipal Bonds	$—	$54,336,215		$—	$54,336,215

*	Refer to the Fund’s Portfolio of Investments for state/industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXP	NXQ	NXR	NXC	NXN
Average floating rate obligations outstanding	$—	$—	$—	$—	$2,322
Average annual interest rate and fees	—%	—%	—%	—%	5.25%

Notes to Financial Statements (Unaudited) (continued)
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NXP	NXQ	NXR	NXC	NXN
Purchases	$11,128,912	$13,493,543	$ 8,853,706	$341,578	$5,258,185
Sales and maturities	12,218,133	10,700,481	10,235,429	255,380	5,532,357

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NXP		NXC
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	9/30/20	3/31/20	9/30/20	3/31/20
Common shares issued to shareholders due to reinvestment of distributions	1,755	7,476	1,574	1,980

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2020.

	NXP	NXQ	NXR	NXC	NXN
Tax cost of investments	$224,421,518	$235,474,996	$176,726,780	$87,339,751	$50,954,251
Gross unrealized:
Appreciation	$40,618,799	$35,448,733	$38,086,883	$12,168,710	$3,432,228
Depreciation	(515,219)	(554,356)	(463,855)	(134,164)	(50,264)
Net unrealized appreciation (depreciation) of investments	$40,103,580	$34,894,377	$37,623,028	$12,034,546	$3,381,964

Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2020, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2020, the Funds’ last tax year end, were as follows:

	NXP	NXQ	NXR	NXC	NXN
Undistributed net tax-exempt income[1]	$1,349,119	$1,373,960	$990,133	$245,684	$113,001
Undistributed net ordinary income[2]	35,909	111,635	25,730	3,897	—
Undistributed net long-term capital gains	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 2, 2020, paid on April 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended March 31, 2020 was designated for purposes of the dividends paid deduction as follows:

	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income	$8,859,987	$8,634,896	$6,723,526	$3,295,962	$1,852,487
Distributions from net ordinary income[2]	188,598	292,822	86,256	—	7,913
Distributions from net long-term capital gains	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (Unaudited) (continued)
As of March 31, 2020, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NXP	NXQ	NXR	NXC	NXN
Not subject to expiration:
Short-term	$398,444	$728,144	$116,131	$167,069	$1,038,943
Long-term	3,528,578	7,429,806	1,559,386	—	249,313
Total	$3,927,022	$8,157,950	$1,675,517	$167,069	$1,288,256

During the Funds’ last tax year ended March 31, 2020, the Funds utilized capital loss carryforwards as follows:

	NXP	NXQ	NXR	NXC	NXN
Utilized capital loss carryforwards	$597,278	$875,213	$456,024	$138,660	$22,370

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

The annual fund-level fee, payable monthly, for each Fund (excluding NXP) is calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of September 30, 2020, the complex-level fee for each Fund was 0.1575%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NXP	NXQ	NXR	NXC	NXN
Purchases	$1,556,554	$—	$—	$—	$—
Sales	564,651	1,000,000	—	—	—

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, the Funds did not utilize this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update
Changes Occurring During the Reporting Period
The following information in this semi-annual report is a summary of certain changes during the reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of each Fund’s long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund
Information

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Mathew Thornton III*	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Effective November 16, 2020

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-Port. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Common Shares repurchased	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
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Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

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Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

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Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

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Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

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Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside invest- ment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
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Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

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Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

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Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

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S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)
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S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

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Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace,

Annual Investment Management Agreement Approval Process (continued)
setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
 • Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
 • Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
 • Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
 • Risk Management and Valuation Services - continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
 • Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
 • Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
 • Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

 • Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
 • with respect specifically to closed-end funds, such initiatives also included:
•• Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
•• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B.   The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

Annual Investment Management Agreement Approval Process (continued)
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Select Tax-Free Income Portfolio, the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund continued to outperform its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen Select Tax-Free Income Portfolio 2, the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund continued to outperform its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen Select Tax-Free Income Portfolio 3, the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund continued to outperform its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Select Tax-Free Income Portfolio, the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the Fund ranked in the third quartile of its Performance Peer Group for the three-year period and second quartile of its Performance Peer Group for the five-year period ended December 31, 2019. The Board, however, recognized that the Performance Peer Group was classified as low for relevancy, in part, due to the use of leverage by various peers in the Performance Peer Group. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund further ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and second quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Select Tax-Free Income Portfolio, the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one- three- and five-year periods ended December 31, 2019. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy, in part, due to the use of leverage by certain peers in the Performance Peer Group. The Fund, however, outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2020, but the Fund outperformed its benchmark for the three-year period ended March 31, 2020. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the third quartile for the three-year period ended March 31, 2020 and fourth quartile for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C.   Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed

Annual Investment Management Agreement Approval Process (continued)
to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Annual Investment Management Agreement Approval Process (continued)
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.   Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F.   Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-B-0920D 1402030-INV-B-11/21

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Select Tax-Free Income Portfolio

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: December 4, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: December 4, 2020